UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-4375

Name of Fund: Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch
              Multi-State Municipal Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 07/31/04

Date of reporting period: 08/01/03 - 07/31/04

Item 1 - Report to Stockholders

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                                        Merrill Lynch
                                        Florida Municipal
                                        Bond Fund

Annual Report
July 31, 2004

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Merrill Lynch Florida Municipal Bond Fund

Distribution by Market Sector

                                                                Percent of Total
As of July 31, 2004                                               Market Value
--------------------------------------------------------------------------------
Other Revenue Bonds .......................................           83.6%
General Obligation Bonds ..................................            8.8
Prerefunded Bonds* ........................................            5.1
Mutual Funds ..............................................            2.5
                                                                     -----
Total .....................................................          100.0%
                                                                     =====

*     Backed by an escrow fund.

Important Tax Information

All of the net investment income distributions paid monthly by Merrill Lynch Florida Municipal Bond Fund during its taxable year ended July 31, 2004 qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


2        MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2004

A Letter From the President

Dear Shareholder

In recent months, the Federal Reserve Board (the Fed) has taken center stage as it shifts away from its long-accommodative monetary stance. In a much-anticipated move, the Fed raised the Federal Funds rate 25 basis points (.25%) on June 30, representing the first interest rate increase in four years. Shortly after period-end, the Fed announced an additional 25 basis point rate hike, bringing the target short-term interest rate to 1.50% -- still low by historical standards. The Fed has been very deliberate in telegraphing its intention to take a "measured" approach to the interest rate increases in order to avoid upsetting the economy or the financial markets. Still, the Fed has stated that it may move more aggressively if inflation and economic growth accelerate more than anticipated. In addition to the Fed policy change, the financial markets recently have had to grapple with a tense geopolitical environment, higher oil prices and the worry and anticipation that accompanies a presidential election.

While inflation has moved up on a cyclical basis, this is an indication that the Fed has been successful in avoiding deflation -- just as it set out to do a year ago. The challenge now is to normalize interest rates in order to keep inflation within acceptable limits. The futures curve currently projects further increases in short-term interest rates before year-end.

The transition to higher rates can cause concern among equity and fixed income investors alike. For bond investors, rising rates means the value of older issues declines because they bear the former lower rates. In addition, increasing inflation erodes the purchasing power of fixed income securities. But because municipal bonds offer the advantage of tax-exempt income, they continue to be an attractive alternative for many fixed income investors. For the six-month and 12-month periods ended July 31, 2004, municipal bonds posted returns of +.06% and +5.79%, respectively, as measured by the Lehman Brothers Municipal Bond Index.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. Our goal is to provide shareholders with competitive returns, while always keeping one eye on managing the unavoidable risk inherent in investing.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Trustee


         MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2004         3

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A Discussion With Your Fund's Portfolio Manager

      We continued to focus on increasing the Fund's yield and seeking to protect net asset value, and the Fund ultimately outperformed its benchmark and its peer group for the fiscal year.

Discuss the recent market environment relative to municipal bonds.

Over the past 12 months, long-term U.S. Treasury bond yields, while displaying considerable month-to-month volatility, were little changed. As the period began, bond prices were on the rise as yields, which move in the opposite direction, declined. Despite continued improvement in U.S. economic conditions, solid job creation remained elusive. Consumer confidence faltered, and investors became increasingly convinced that the Federal Reserve Board (the Fed) would hold short-term interest rates at their historic lows. Under the circumstances, long-term U.S. Treasury bond yields fell to 4.65% by mid-March 2004.

Beginning in early April, however, monthly employment reports began to show unexpectedly large gains. In response, bond prices fell (yields increased). Associated improvements in consumer confidence and spending led some investors to reverse their earlier expectations, believing instead that the Fed would soon be forced to raise short-term interest rates to ward off potential inflation. By early June, long-term U.S. Treasury bond yields had risen to over 5.50%.

For the remainder of the period, bond yields generally declined. While economic growth remained positive, inflationary measures continued to be negligible. More importantly, on June 30, the Fed raised its short-term interest rate target for the first time in four years -- from 1% to 1.25%. In doing so, the Fed indicated a tendency toward a measured, moderate monetary tightening cycle, which helped support higher bond prices (and lower yields). By the end of July 2004, long-term U.S. Treasury bond yields stood at 5.20%, a decline of 10 basis points (.10%) over the past year. The yield on the 10-year U.S. Treasury note ended the period at 4.48%, an increase of less than 10 basis points during the past 12 months.

Tax-exempt issues, supported by a favorable technical backdrop, experienced less volatility than their taxable counterparts during the year. Declining supply trends allowed tax-exempt bond prices to register modest gains. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell approximately 10 basis points over the last year to 5.31%. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined more than 15 basis points to 4.90% at July 31, while yields on 10-year AAA-rated issues fell more than 25 basis points to 3.79%.

During the past 12 months, more than $360 billion in new long-term tax-exempt bonds was underwritten, a decline of approximately 8% versus last year. Approximately $100 billion in long-term tax-exempt bonds was issued in the last three months of the period, a decline of more than 15% compared to the same period a year ago. The tax-exempt bond market maintained a positive supply/demand position throughout the year, allowing municipal issues to outperform their taxable counterparts.

Describe conditions in the State of Florida.

Overall, conditions in Florida remained favorable. The state maintained solid credit ratings of Aa2 from Moody's, AA+ from Standard & Poor's and AA from Fitch. All three rating agencies held a stable outlook for Florida's finances. This was based on an improving and diverse economy, solid finances, moderate debt and a proactive government that responds to economic downturns more quickly than other states.

Florida's economy is bolstered by strong population growth, which is attributed to its attractive physical environment and favorable business climate. The population growth is one reason Florida's economy typically has performed better than the national economy. Although the growth in population has put a strain on services such as education, transportation and healthcare, it also has allowed the state to recover quickly from the recent sub par economic trends.

Currently, Florida's revenues are modestly higher than projected and expenditures remain under control because of strong fiscal oversight. The fiscal year 2005 budget was pressured by only modest revenue increases, but was brought into balance through tight expenditure controls, including outsourcing work and requiring local governments to pick up costs historically incurred by the state. To pay for these additional expenses, municipalities imposed increases to property taxes and/or local sales taxes through voter initiatives.


4        MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2004

Florida continues to maintain sound and solid fund balances with consistent General Fund operations. In addition, the state has a working Capital Reserve Fund and a Budget Stabilization Fund in excess of $1.3 billion. Our strategy in purchasing Florida issues has been to favor insured General Obligation Bonds and their equivalents rather than uninsured bonds. We believe this is a prudent approach, as there is no meaningful yield offered in exchange for the additional risk associated with uninsured bonds.

How did the Fund perform during the period in light of the existing market conditions?

For the 12-month period ended July 31, 2004, the Fund's Class A, Class B, Class C and Class I Shares had total returns of +6.24%, +5.70%, +5.70% and +6.24%, respectively. This compared to a return of +5.79% for the benchmark Lehman Brothers Municipal Bond Index for the same period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.)

The Fund significantly outperformed its comparable Lipper category of Florida Municipal Debt Funds, which had an average return of +4.87% for the 12-month period ended July 31, 2004. (Funds in this Lipper category limit their investment to those securities exempt from taxation in the State of Florida.) In addition to its favorable total return performance for the period, the Fund's 12-month yield exceeded that of its peers.

The Fund's outperformance over the past year can be attributed to our continued focus on longer-dated municipal bonds. Our observations and research reveal that the longer end of the yield curve has held firm while the intermediate end and shorter end of the yield curve have been subject to more significant bouts of volatility. By taking advantage of the steep yield curve, we have successfully been able to increase the Fund's yield while muting its price volatility. We also maintained a slightly defensive duration profile, which positioned the Fund for relative outperformance at times when interest rates rose during the period.

What changes were made to the portfolio during the period?

We made no significant changes to the portfolio or our investment strategy. We maintained our focus on increasing the income provided to shareholders and muting the Fund's net asset value volatility. As alluded to earlier, the most volatile part of the yield curve during the period continued to be the 10-year - 15-year sector. During periods of sustained strength in the bond market, we sought to reduce some of our holdings in this maturity range. With the proceeds from the sales, we looked to purchase premium-coupon bonds in the 20-year - 30-year maturity range whenever they became available. This proved to be a challenge at times, as new-issue volume has shown a considerable decline in recent months. New supply of Florida municipal bonds fell 31% over the past year, 43% in the past six months and 46% in the final three months of the period.

We remained fully invested throughout the period. With short-term borrowing interest rates still at historically low levels, the performance penalty for holding assets in cash reserves was far too severe.

How would you characterize the Fund's position at the close of the period?

We believe the Fed will continue to increase the target interest rate at a measured pace. As investors anticipate and react to Fed actions, we would expect to see continued volatility from both the equity and bond markets. As long as the municipal yield curve remains steep, we will continue to sell the intermediate part of the yield curve and use periods of volatility to structure higher-coupon bonds whenever they are attractively priced. Should interest rates decline, our strategy would be to shift to a more defensive posture to prepare the Fund for relative outperformance when interest rates inevitably head higher. Should the Fed become more aggressive and market rates increase more than expected, we would take the opportunity to pursue a higher coupon structure.

Robert D. Sneeden
Vice President and Portfolio Manager

August 11, 2004


         MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2004         5

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Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                                       10-Year/
                                                        6-Month        12-Month     Since Inception   Standardized
As of July 31, 2004                                  Total Return    Total Return    Total Return     30-Day Yield
==================================================================================================================
ML Florida Municipal Bond Fund Class A Shares*          +0.48%          +6.24%          +75.53%           4.47%
------------------------------------------------------------------------------------------------------------------
ML Florida Municipal Bond Fund Class B Shares*          +0.18           +5.70           +63.90            4.25
------------------------------------------------------------------------------------------------------------------
ML Florida Municipal Bond Fund Class C Shares*          +0.23           +5.70           +67.06            4.15
------------------------------------------------------------------------------------------------------------------
ML Florida Municipal Bond Fund Class I Shares*          +0.44           +6.24           +72.41            4.57
------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                  +0.06           +5.79        +85.65/+91.15          --
------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's 10-year/since inception dates are 10 years for Class B & Class I Shares and from 10/21/94 for Class A & Class C Shares.
** This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. Ten-year/since inception total returns are for 10 years and from 10/31/94.


6        MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2004

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class C Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from October 21, 1994 to July 2004:

                                    10/21/94**       7/95              7/96             7/97              7/98             7/99
ML Florida
Municipal Bond Fund+--
Class A Shares*                     $ 9,600          $10,401           $11,034          $12,125           $12,789          $12,978

ML Florida
Municipal Bond Fund+--
Class C Shares*                     $10,000          $10,791           $11,390          $12,453           $13,069          $13,195

                                    7/00             7/01              7/02             7/03              7/04
ML Florida
Municipal Bond Fund+--
Class A Shares*                     $13,181          $14,462           $15,301          $15,861           $16,851

ML Florida
Municipal Bond Fund+--
Class C Shares*                     $13,333          $14,556           $15,309          $15,805           $16,706

                                    10/31/94         7/95              7/96             7/97              7/98             7/99
Lehman Brothers Municipal
Bond Index++                        $10,000          $11,107           $11,840          $13,054           $13,837          $14,235

                                    7/00             7/01              7/02             7/03              7/04
Lehman Brothers Municipal
Bond Index++                        $14,848          $16,345           $17,441          $18,070           $19,115

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Florida Municipal Bond Fund invests primarily in long-term investment grade obligations issued by or on behalf of the state of Florida, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class A & Class C Shares' graph is from 10/31/94.

      Past performance is not predictive of future results.


Average Annual Total Return

                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 7/31/04                               +6.24%            +1.99%
--------------------------------------------------------------------------------
Five Years Ended 7/31/04                             +5.36             +4.50
--------------------------------------------------------------------------------
Inception (10/21/94)
through 7/31/04                                      +5.92             +5.48
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                        Return         Return
                                                     Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 7/31/04                                  +5.70%          +4.70%
--------------------------------------------------------------------------------
Five Years Ended 7/31/04                                +4.83           +4.83
--------------------------------------------------------------------------------
Inception (10/21/94)
through 7/31/04                                         +5.39           +5.39
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.


         MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2004         7

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Performance Data (concluded)

A line graph depicting the growth of an investment in the Fund's Class B Shares and Class I Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from July 1994 to July 2004:

                                    7/94             7/95              7/96             7/97              7/98
ML Florida
Municipal Bond Fund+--
Class B Shares*                     $10,000          $10,492           $11,098          $12,145           $12,758

ML Florida
Municipal Bond Fund+--
Class I Shares*                     $ 9,600          $10,125           $10,763          $11,838           $12,499

                                    7/99             7/00              7/01             7/02              7/03             7/04
ML Florida
Municipal Bond Fund+--
Class B Shares*                     $12,895          $13,044           $14,238          $15,004           $15,506          $16,390

ML Florida
Municipal Bond Fund+--
Class I Shares*                     $12,697          $12,909           $14,162          $15,000           $15,580          $16,551

                                    7/94             7/95              7/96             7/97              7/98
Lehman Brothers Municipal
Bond Index++                        $10,000          $10,787           $11,499          $12,678           $13,438

                                    7/99             7/00              7/01             7/02              7/03             7/04
Lehman Brothers Municipal
Bond Index++                        $13,824          $14,420           $15,874          $16,939           $17,549          $18,565

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML Florida Municipal Bond Fund invests primarily in long-term investment grade obligations issued by or on behalf of the state of Florida, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                        Return          Return
                                                     Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 7/31/04                                  +5.70%          +1.70%
--------------------------------------------------------------------------------
Five Years Ended 7/31/04                                +4.91           +4.58
--------------------------------------------------------------------------------
Ten Years Ended 7/31/04                                 +5.06           +5.06
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 7/31/04                               +6.24%            +1.99%
--------------------------------------------------------------------------------
Five Years Ended 7/31/04                             +5.44             +4.58
--------------------------------------------------------------------------------
Ten Years Ended 7/31/04                              +5.60             +5.17
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.


8        MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2004

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees, and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on February 1, 2004 and held through July 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees, or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                 Expenses Paid
                          Beginning             Ending        During the Period*
                        Account Value       Account Value      February 1, 2004
                      February 1, 2004      July 31, 2004      to July 31, 2004
================================================================================
Actual
================================================================================
Class A                    $1,000             $1,004.80              $4.32
--------------------------------------------------------------------------------
Class B                    $1,000             $1,001.80              $6.35
--------------------------------------------------------------------------------
Class C                    $1,000             $1,002.30              $6.85
--------------------------------------------------------------------------------
Class I                    $1,000             $1,004.40              $3.83
================================================================================
Hypothetical (5% annual return before expenses)**
================================================================================
Class A                    $1,000             $1,020.48              $4.36
--------------------------------------------------------------------------------
Class B                    $1,000             $1,018.45              $6.41
--------------------------------------------------------------------------------
Class C                    $1,000             $1,017.95              $6.91
--------------------------------------------------------------------------------
Class I                    $1,000             $1,020.98              $3.86
--------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.87% for Class A, 1.28% for Class B, 1.38% for Class C and .77% for Class I), multiplied by the average account value over the period, multiplied by 182/367 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent fiscal half-year divided by 367.


         MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2004         9

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Schedule of Investments                                           (in Thousands)

                          S&P       Moody's   Face
                          Ratings@  Ratings@  Amount    Municipal Bonds                                                     Value
===================================================================================================================================
Florida--90.3%
-----------------------------------------------------------------------------------------------------------------------------------
                          AAA       Aaa       $ 1,095   Altamonte Springs, Florida, Health Facilities Authority,
                                                        Hospital Revenue Bonds (Adventist Health Systems--Sunbelt),
                                                        7% due 10/01/2014 (d)                                             $   1,375
                          ---------------------------------------------------------------------------------------------------------
                          NR*       NR*           105   Arbor Greene, Florida, Community Development District, Special
                                                        Assessment Revenue Bonds, 6.50% due 5/01/2007                           105
                          ---------------------------------------------------------------------------------------------------------
                          NR*       NR*         1,265   Ballantrae, Florida, Community Development District, Capital
                                                        Improvement Revenue Bonds, 6% due 5/01/2035                           1,253
                          ---------------------------------------------------------------------------------------------------------
                                                        Broward County, Florida, HFA, M/F Housing Revenue Refunding
                                                        Bonds (Lakeside Apartments Project) (c):
                          AAA       NR*         1,100         6.90% due 8/01/2015                                             1,132
                          AAA       NR*         1,100         7% due 2/01/2025                                                1,131
                          ---------------------------------------------------------------------------------------------------------
                          AA-       A3          1,250   Broward County, Florida, Resource Recovery Revenue Refunding
                                                        Bonds (Wheelabrator South Broward), Series A, 5.375%
                                                        due 12/01/2009                                                        1,353
                          ---------------------------------------------------------------------------------------------------------
                          NR*       NR*         1,000   CFM Community Development District, Florida, Capital Improvement
                                                        Revenue Bonds, Series B, 5.875% due 5/01/2014                         1,006
                          ---------------------------------------------------------------------------------------------------------
                          NR*       Baa3          550   Capital Trust Agency, Florida, Air Cargo Revenue Bonds, AMT,
                                                        6.25% due 1/01/2019                                                     549
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa           780   Celebration Community Development District, Florida (Special
                                                        Assessment), 6% due 5/01/2010 (b)                                       791
                          ---------------------------------------------------------------------------------------------------------
                                                        Citrus County, Florida, Hospital Board Revenue Refunding Bonds
                                                        (Citrus Memorial Hospital):
                          NR*       Baa3          985         6.25% due 8/15/2023                                             1,010
                          NR*       Baa3        1,500         6.375% due 8/15/2032                                            1,531
                          ---------------------------------------------------------------------------------------------------------
                          NR*       Aaa           290   Clay County, Florida, HFA, S/F Mortgage Revenue Bonds
                                                        (Multi-County), AMT, 6.30% due 10/01/2020 (c)(e)                        296
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa           175   Clearwater, Florida, Revenue Bonds (Spring Training Facility),
                                                        5.375% due 3/01/2027 (b)                                                188
                          ---------------------------------------------------------------------------------------------------------
                          NR*       NR*         1,000   Concorde Estates Community Development District, Florida, Capital
                                                        Improvements Revenue Bonds, Series B, 5% due 5/01/2011                  995
                          ---------------------------------------------------------------------------------------------------------
                          NR*       NR*           580   Double Branch Community, Florida, Development District, Special
                                                        Assessment Bonds, Series B-1, 5.60% due 5/01/2007                       580
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         5,330   Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding
                                                        Bonds, AMT, 7% due 4/01/2028 (c)(e)                                   5,481
                          ---------------------------------------------------------------------------------------------------------
                          NR*       Aaa         3,045   Escambia County, Florida, Health Facilities Authority, Health
                                                        Facility Revenue Bonds (Florida Health Care Facility Loan),
                                                        5.95% due 7/01/2020 (a)                                               3,151
                          ---------------------------------------------------------------------------------------------------------
                          BBB       Baa2       11,370   Escambia County, Florida, PCR (Champion International
                                                        Corporation Project), AMT, 6.90% due 8/01/2022                       11,629
                          ---------------------------------------------------------------------------------------------------------
                          NR*       NR*         1,500   Fiddlers Creek, Florida, Community Development District Number 2,
                                                        Special Assessment Revenue Bonds, Series A, 6.375% due 5/01/2035      1,529
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,955   Florida HFA, Homeowner Mortgage Revenue Bonds, AMT, Series 3,
                                                        6.35% due 7/01/2028 (b)                                               2,033
                          ---------------------------------------------------------------------------------------------------------
                          A1+       NR*         5,210   Florida HFA, Revenue Bonds, DRIVERS, AMT, Series 189, 12.565%
                                                        due 2/01/2035 (a)(g)                                                  5,484
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa           930   Florida Housing Finance Corporation, Homeowner Mortgage Revenue
                                                        Refunding Bonds, AMT, Series 4, 6.25% due 7/01/2022 (f)                 957
                          ---------------------------------------------------------------------------------------------------------
                          AAA       NR*         5,000   Florida State Board of Education, Lottery Revenue Bonds,
                                                        DRIVERS, Series 222, 11.196% due 7/01/2017 (g)(i)                     6,517

Portfolio Abbreviations

To simplify the listings of Merrill Lynch Florida Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax-Exempt Receipts
HFA       Housing Finance Agency
IDA       Industrial Development Authority
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
S/F       Single-Family
VRDN      Variable Rate Demand Notes


10       MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
                          Ratings@  Ratings@  Amount    Municipal Bonds                                                     Value
===================================================================================================================================
Florida (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                          AAA       NR*       $ 2,500   Florida State Turnpike Authority, Turnpike Revenue Bonds,
                                                        DRIVERS, Series 218, 10.945% due 7/01/2029 (g)(i)                 $   3,168
                          ---------------------------------------------------------------------------------------------------------
                          NR*       NR*           985   Harbor Bay, Florida, Community Development District, Capital
                                                        Improvement Special Assessment Revenue Bonds, Series A, 7%
                                                        due 5/01/2033                                                         1,043
                          ---------------------------------------------------------------------------------------------------------
                          NR*       NR*           405   Heritage Isles Community Development District, Florida, Special
                                                        Assessment Revenue Refunding Bonds, 5.90% due 11/01/2006                405
                          ---------------------------------------------------------------------------------------------------------
                          NR*       NR*           375   Heritage Palms, Florida, Community Development District, Capital
                                                        Improvement Revenue Bonds, 6.25% due 11/01/2004                         375
                          ---------------------------------------------------------------------------------------------------------
                          A         A3          3,500   Highlands County, Florida, Health Facilities Authority, Hospital
                                                        Revenue Bonds (Adventist Health System), Series A, 6%
                                                        due 11/15/2031                                                        3,683
                          ---------------------------------------------------------------------------------------------------------
                                                        Hillsborough County, Florida, IDA, Exempt Facilities Revenue
                                                        Bonds (National Gypsum), AMT:
                          NR*       NR*         1,000         Series A, 7.125% due 4/01/2030                                  1,052
                          NR*       NR*         1,750         Series B, 7.125% due 4/01/2030                                  1,842
                          ---------------------------------------------------------------------------------------------------------
                                                        Jacksonville, Florida, Economic Development Commission, Health
                                                        Care Facilities Revenue Bonds (Mayo Clinic--Jacksonville):
                          AA        Aa2         1,000         Series A, 5.50% due 11/15/2036                                  1,022
                          AAA       Aaa         1,000         Series A, 5.50% due 11/15/2036 (b)                              1,044
                          AA        Aa2         2,000         Series B, 5.50% due 11/15/2036                                  2,046
                          AAA       Aaa           410         Series B, 5.50% due 11/15/2036 (b)                                430
                          ---------------------------------------------------------------------------------------------------------
                          AA-       Aa2         2,800   Jacksonville, Florida, Electric Authority, Electric System
                                                        Revenue Bonds, Series 3-C, 5.50% due 10/01/2030                       2,878
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         3,420   Jacksonville, Florida, Electric Authority, Electric System
                                                        Revenue Refunding Bonds, Series Three, 6.0% due 4/01/2005 (b)(j)      3,557
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,200   Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding
                                                        and Improvement Bonds, 5.25% due 10/01/2032 (i)                       1,230
                          ---------------------------------------------------------------------------------------------------------
                          BBB+      NR*         2,320   Martin County, Florida, Health Facilities Authority, Hospital
                                                        Revenue Bonds (Martin Memorial Medical Center), Series A, 5.875%
                                                        due 11/15/2032                                                        2,309
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,495   Miami-Dade County, Florida, Expressway Authority, Toll System
                                                        Revenue Bonds, Series B, 5.25% due 7/01/2026 (i)                      2,589
                          ---------------------------------------------------------------------------------------------------------
                          NR*       NR*         1,000   Middle Village Community Development District, Florida, Special
                                                        Assessment Bonds, Series A, 6% due 5/01/2035                          1,001
                          ---------------------------------------------------------------------------------------------------------
                          NR*       NR*         2,000   Midtown Miami, Florida, Community Development District, Special
                                                        Assessment Revenue Bonds, Series A, 6.25% due 5/01/2037               2,026
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,000   Ocoee, Florida, Water and Sewer System, Revenue Refunding and
                                                        Improvement Bonds, 5.125% due 10/01/2033 (a)                          1,014
                          ---------------------------------------------------------------------------------------------------------
                          A         A3                  Orange County, Florida, Health Facilities Authority, Hospital
                                                        Revenue Bonds:
                                                  500         (Adventist Health System), 6.25% due 11/15/2024                   535
                                                2,705         (Orlando Regional Healthcare), 6% due 12/01/2028                2,825
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         6,500   Orange County, Florida, Tourist Development, Tax Revenue Bonds,
                                                        5.50% due 10/01/2031 (a)                                              6,782
                          ---------------------------------------------------------------------------------------------------------
                                                        Orlando, Florida, Urban Community Development District, Capital
                                                        Improvement Special Assessment Bonds:
                          NR*       NR*         1,000         6.25% due 5/01/2034                                             1,005
                          NR*       NR*           990         Series A, 6.95% due 5/01/2033                                   1,042
                          ---------------------------------------------------------------------------------------------------------
                          NR*       Aaa         1,265   Osceola County, Florida, Infrastructure Sales Surplus Tax
                                                        Revenue Bonds, 5.25% due 10/01/2025 (a)                               1,311
                          ---------------------------------------------------------------------------------------------------------
                          NR*       Aaa         2,000   Osceola County, Florida, School Board, COP, Series A, 5.25%
                                                        due 6/01/2027 (a)                                                     2,063


         MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2004        11

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
                          Ratings@  Ratings@  Amount    Municipal Bonds                                                     Value
===================================================================================================================================
Florida (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
                          AAA       Aaa       $   925   Osceola County, Florida, Tourist Development Tax Revenue
                                                        Bonds, Series A, 5.50% due 10/01/2027 (i)                         $     980
                          ---------------------------------------------------------------------------------------------------------
                          NR*       NR*           250   Panther Trace, Florida, Community Development District, Special
                                                        Assessment Revenue Bonds, Series B, 6.50% due 5/01/2009                 251
                          ---------------------------------------------------------------------------------------------------------
                                                        Park Place Community Development District, Florida, Special
                                                        Assessment Revenue Bonds:
                          NR*       NR*           500         6.75% due 5/01/2032                                               523
                          NR*       NR*          1000         6.375% due 5/01/2034                                            1,015
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,080   Pasco County, Florida, Health Facilities Authority, Gross
                                                        Revenue Bonds (Adventist Health System--Sunbelt), 7%
                                                        due 10/01/2014 (d)                                                    2,586
                          ---------------------------------------------------------------------------------------------------------
                          NR*       A1          2,000   Pinellas County, Florida, Health Facilities Authority Revenue
                                                        Bonds (BayCare Health System Inc.), 5.75% due 11/15/2029              2,061
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,600   Port St. Lucie, Florida, Utility Revenue Bonds, 5.125%
                                                        due 9/01/2031 (b)                                                     2,631
                          ---------------------------------------------------------------------------------------------------------
                          NR*       NR*         1,000   Preserve at Wilderness Lake, Florida, Community Development
                                                        District, Capital Improvement Bonds, Series A, 5.90%
                                                        due 5/01/2034                                                           971
                          ---------------------------------------------------------------------------------------------------------
                          NR*       NR*           595   Reunion East Community Development District, Florida, Special
                                                        Assessment, Series B, 5.90% due 11/01/2007                              595
                          ---------------------------------------------------------------------------------------------------------
                          AAA       NR*         2,320   South Broward, Florida, Hospital District Revenue Bonds,
                                                        DRIVERS, Series 337, 9.843% due 5/01/2032 (b)(g)                      2,627
                          ---------------------------------------------------------------------------------------------------------
                                                        South Lake County, Florida, Hospital District Revenue Bonds
                                                        (South Lake Hospital Inc.):
                          A         A2          1,000         5.80% due 10/01/2034                                            1,013
                          NR*       Baa3          995         6.375% due 10/01/2034                                           1,000
                          ---------------------------------------------------------------------------------------------------------
                          NR*       NR*         1,000   Sterling Hill, Florida, Community Development District, Capital
                                                        Improvement Revenue Refunding Bonds, Series B, 5.50%
                                                        due 11/01/2010                                                        1,003
                          ---------------------------------------------------------------------------------------------------------
                          NR*       NR*           385   Stoneybrook West, Florida, Community Development District,
                                                        Special Assessment Revenue Bonds, Series B, 6.45% due 5/01/2010         389
                          ---------------------------------------------------------------------------------------------------------
                          NR*       NR*           910   Verandah West, Florida, Community Development District, Capital
                                                        Improvement Revenue Bonds, Series B, 5.25% due 5/01/2008                910
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,000   Village Center Community Development District, Florida, Utility
                                                        Revenue Bonds, 5.125% due 10/01/2028 (b)                              1,015
                          ---------------------------------------------------------------------------------------------------------
                          NR*       NR*         1,485   Vista Lakes Community Development District, Florida, Capital
                                                        Improvement Revenue Bonds, Series A, 6.75% due 5/01/2034              1,543
===================================================================================================================================
New York--0.4%
-----------------------------------------------------------------------------------------------------------------------------------
                          A1+       NR*           500   New York State Local Government Assistance Corporation, Revenue
                                                        Refunding Bonds, Sub-Lien, VRDN, Series 4V, 1.08%
                                                        due 4/01/2022 (f)(h)                                                    500
===================================================================================================================================
Texas--1.8%
-----------------------------------------------------------------------------------------------------------------------------------
                          AAA       VMIG1+      2,395   Harris County, Texas, Health Facilities Development Corporation,
                                                        Hospital Revenue Bonds (Texas Children's Hospital), VRDN, Series
                                                        B-1, 1.08% due 10/01/2029 (b)(h)                                      2,395
===================================================================================================================================
Puerto Rico--5.4%
-----------------------------------------------------------------------------------------------------------------------------------
                          BBB       Baa3        1,660   Children's Trust Fund Project of Puerto Rico, Tobacco Settlement
                                                        Revenue Refunding Bonds, 5.375% due 5/15/2033                         1,447
                          ---------------------------------------------------------------------------------------------------------
                          NR*       Baa3        1,365   Puerto Rico Industrial, Tourist, Educational, Medical and
                                                        Environmental Control Facilities Revenue Bonds (Cogeneration
                                                        Facility--AES Puerto Rico Project), AMT, 6.625% due 6/01/2026         1,416
                          ---------------------------------------------------------------------------------------------------------
                          A-        Baa1        1,000   Puerto Rico Public Buildings Authority, Government Facilities
                                                        Revenue Refunding Bonds, Series I, 5% due 7/01/2036                     974
                          ---------------------------------------------------------------------------------------------------------
                          BBB+      Baa2        3,000   Puerto Rico Public Finance Corporation, Commonwealth
                                                        Appropriation Revenue Bonds, Series E, 5.75% due 8/01/2007 (j)        3,255
                          ---------------------------------------------------------------------------------------------------------
                                                        Total Municipal Bonds (Cost--$125,788)--97.9%                       129,453


12       MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2004

Schedule of Investments (concluded)                               (in Thousands)

                                              Shares
                                              Held      Mutual Funds                                                        Value
                          =========================================================================================================
                                                  211   BlackRock Florida Insured Municipal 2008 Term Trust               $   3,317
                          ---------------------------------------------------------------------------------------------------------
                                                        Total Mutual Funds (Cost--$3,496)--2.5%                               3,317
                          =========================================================================================================

                                                        Short-Term Investments
                          =========================================================================================================
                                                   13   Merrill Lynch Institutional Tax-Exempt Fund (k)                          13
                          ---------------------------------------------------------------------------------------------------------
                                                        Total Short-Term Investments (Cost--$13)--0.0%                           13
                          =========================================================================================================
                          Total Investments (Cost--$129,297**)--100.4%                                                      132,783

                          Liabilities in Excess of Other Assets--(0.4%)                                                        (495)
                                                                                                                          ---------
                          Net Assets--100.0%                                                                              $ 132,288
                                                                                                                          =========

+     Highest short-term rating by Moody's Investors Service, Inc.
@     Ratings of issues shown are unaudited.
*     Not Rated.
** The cost and unrealized appreciation/depreciation of investments as of July 31, 2004, as computed for federal income tax purposes were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Aggregate cost .................................                $ 129,263
                                                                      =========
      Gross unrealized appreciation ..................                $   4,180
      Gross unrealized depreciation ..................                     (660)
                                                                      ---------
      Net unrealized appreciation ....................                $   3,520
                                                                      =========

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c)   FNMA Collateralized.
(d)   Escrowed to maturity.
(e)   GNMA Collateralized.
(f)   FSA Insured.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2004.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2004.
(i)   FGIC Insured.
(j)   Prerefunded.
(k) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                      Net               Dividend
      Affiliate                                     Activity             Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional
       Tax-Exempt Fund                               (1,000)             $   15
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


         MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2004        13

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities

As of July 31, 2004
=============================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Investments, in unaffiliated securities, at value (identified
                        cost--$129,283,747) ..............................................                      $ 132,770,026
                       Investments, in affiliated securities, at value (identified
                        cost--$13,329) ...................................................                             13,329
                       Cash ..............................................................                             61,739
                       Receivables:
                          Interest .......................................................    $   2,377,664
                          Securities sold ................................................          150,813
                          Dividends ......................................................           13,188
                          Beneficial interest sold .......................................            1,000         2,542,665
                                                                                              -------------
                       Prepaid expenses ..................................................                             12,559
                                                                                                                -------------
                       Total assets ......................................................                        135,400,318
                                                                                                                -------------
=============================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Securities purchased ...........................................        2,669,157
                          Dividends to shareholders ......................................          169,480
                          Beneficial interest redeemed ...................................          140,105
                          Investment adviser .............................................           69,837
                          Distributor ....................................................           30,438
                          Other affiliates ...............................................            9,966         3,088,983
                                                                                              -------------
                       Accrued expenses and other liabilities ............................                             23,808
                                                                                                                -------------
                       Total liabilities .................................................                          3,112,791
                                                                                                                -------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Net assets ........................................................                      $ 132,287,527
                                                                                                                =============
=============================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ......................................                      $     567,425
                       Class B Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ......................................                            410,687
                       Class C Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ......................................                            131,992
                       Class I Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ......................................                            193,810
                       Paid-in capital in excess of par ..................................                        133,433,102
                       Undistributed investment income--net ..............................    $     121,782
                       Accumulated realized capital losses on investments--net ...........       (6,057,550)
                       Unrealized appreciation on investments--net .......................        3,486,279
                                                                                              -------------
                       Total accumulated losses--net .....................................                         (2,449,489)
                                                                                                                -------------
                       Net Assets ........................................................                      $ 132,287,527
                                                                                                                =============
=============================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $57,521,225 and 5,674,246 shares
                        of beneficial interest outstanding ...............................                      $       10.14
                                                                                                                =============
                       Class B--Based on net assets of $41,705,117 and 4,106,873 shares
                        of beneficial interest outstanding ...............................                      $       10.15
                                                                                                                =============
                       Class C--Based on net assets of $13,380,685 and 1,319,922 shares
                        of beneficial interest outstanding ...............................                      $       10.14
                                                                                                                =============
                       Class I--Based on net assets of $19,680,500 and 1,938,102 shares
                        of beneficial interest outstanding ...............................                      $       10.15
                                                                                                                =============

      See Notes to Financial Statements.


14       MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2004

Statement of Operations

For the Year Ended July 31, 2004
=============================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                       Interest ..........................................................                      $   8,647,193
                       Dividends (including $15,358 from affiliates) .....................                             63,231
                                                                                                                -------------
                       Total income ......................................................                          8,710,424
                                                                                                                -------------
=============================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ..........................................    $     806,364
                       Account maintenance and distribution fees--Class B ................          256,165
                       Accounting services ...............................................           96,583
                       Account maintenance and distribution fees--Class C ................           88,999
                       Account maintenance fees--Class A .................................           59,217
                       Professional fees .................................................           58,957
                       Printing and shareholder reports ..................................           43,451
                       Transfer agent fees--Class B ......................................           23,119
                       Transfer agent fees--Class A ......................................           22,839
                       Registration fees .................................................           20,822
                       Custodian fees ....................................................           11,851
                       Trustees' fees and expenses .......................................           11,318
                       Pricing fees ......................................................           10,370
                       Transfer agent fees--Class I ......................................            8,238
                       Transfer agent fees--Class C ......................................            6,615
                       Other .............................................................           27,195
                                                                                              -------------
                       Total expenses before reimbursement ...............................        1,552,103
                       Reimbursement of expenses .........................................           (3,764)
                                                                                              -------------
                       Total expenses after reimbursement ................................                          1,548,339
                                                                                                                -------------
                       Investment income--net ............................................                          7,162,085
                                                                                                                -------------
=============================================================================================================================
Realized & Unrealized Gain on Investments--Net
-----------------------------------------------------------------------------------------------------------------------------
                       Realized gain from investments--net ...............................                          1,182,484
                       Change in unrealized appreciation from investments--net ...........                            405,219
                                                                                                                -------------
                       Total realized and unrealized gain--net ...........................                          1,587,703
                                                                                                                -------------
                       Net Increase in Net Assets Resulting from Operations ..............                      $   8,749,788
                                                                                                                =============

      See Notes to Financial Statements.


         MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2004        15

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                                    For the Year Ended
                                                                                                          July 31,
                                                                                              -------------------------------
Increase (Decrease) in Net Assets:                                                                 2004              2003
=============================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................    $   7,162,085     $   7,829,442
                       Realized gain on investments--net .................................        1,182,484         1,750,211
                       Change in unrealized appreciation on investments--net .............          405,219        (3,989,228)
                                                                                              -------------------------------
                       Net increase in net assets resulting from operations ..............        8,749,788         5,590,425
                                                                                              -------------------------------
=============================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ........................................................       (2,995,637)       (2,726,805)
                          Class B ........................................................       (2,383,130)       (3,195,112)
                          Class C ........................................................         (675,142)         (630,460)
                          Class I ........................................................       (1,099,859)       (1,270,981)
                                                                                              -------------------------------
                       Net decrease in net assets resulting from dividends to shareholders       (7,153,768)       (7,823,358)
                                                                                              -------------------------------
=============================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------------
                       Net increase (decrease) in net assets derived from beneficial
                        interest transactions ............................................      (24,828,973)        4,435,091
                                                                                              -------------------------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets ...........................      (23,232,953)        2,202,158
                       Beginning of year .................................................      155,520,480       153,318,322
                                                                                              -------------------------------
                       End of year* ......................................................    $ 132,287,527     $ 155,520,480
                                                                                              ===============================
                          * Undistributed investment income--net .........................    $     121,782     $     113,931
                                                                                              ===============================

      See Notes to Financial Statements.


16       MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2004

Financial Highlights

                                                                                          Class A
The following per share data and ratios have been derived  -----------------------------------------------------------------------
from information provided in the financial statements.                           For the Year Ended July 31,
                                                           -----------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                     2004            2003++          2002++          2001++          2000++
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of year ...    $ 10.04         $ 10.19         $ 10.13         $  9.71         $ 10.06
                                                           -----------------------------------------------------------------------
                 Investment income--net ...............        .52+            .52+            .51             .49             .49
                 Realized and unrealized gain (loss)
                  on investments--net .................        .10            (.15)            .06             .43            (.35)
                                                           -----------------------------------------------------------------------
                 Total from investment operations .....        .62             .37             .57             .92             .14
                                                           -----------------------------------------------------------------------
                 Less dividends and distributions:
                    Investment income--net ............       (.52)           (.52)           (.51)           (.49)           (.49)
                    In excess of realized gain on
                     investments--net .................         --              --              --            (.01)             --
                                                           -----------------------------------------------------------------------
                 Total dividends and distributions ....       (.52)           (.52)           (.51)           (.50)           (.49)
                                                           -----------------------------------------------------------------------
                 Net asset value, end of year .........    $ 10.14         $ 10.04         $ 10.19         $ 10.13         $  9.71
                                                           =======================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share ...       6.24%           3.66%           5.81%           9.72%           1.55%
                                                           =======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                 Expenses, net of reimbursement .......        .87%            .88%            .89%            .86%            .80%
                                                           =======================================================================
                 Expenses .............................        .88%            .88%            .89%            .86%            .80%
                                                           =======================================================================
                 Investment income--net ...............       5.05%           5.08%           5.07%           4.99%           5.07%
                                                           =======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of year (in thousands)    $57,521         $57,610         $43,909         $38,564         $25,725
                                                           =======================================================================
                 Portfolio turnover ...................      31.83%          45.50%          41.29%          81.27%          79.33%
                                                           =======================================================================

*     Total investment returns exclude the effect of sales charges.
+     Based on average shares outstanding.
++    Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

      See Notes to Financial Statements.


         MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2004        17

[LOGO] Merrill Lynch Investment Managers

                                                                                          Class B
The following per share data and ratios have been derived  -----------------------------------------------------------------------
from information provided in the financial statements.                           For the Year Ended July 31,
                                                           -----------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                     2004            2003            2002            2001            2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of year ...    $ 10.06         $ 10.20         $ 10.14         $  9.73         $ 10.08
                                                           -----------------------------------------------------------------------
                 Investment income--net ...............        .48+            .48+            .47             .46             .45
                 Realized and unrealized gain (loss)
                  on investments--net .................        .09            (.14)            .06             .42            (.35)
                                                           -----------------------------------------------------------------------
                 Total from investment operations .....        .57             .34             .53             .88             .10
                                                           -----------------------------------------------------------------------
                 Less dividends and distributions:
                    Investment income--net ............       (.48)           (.48)           (.47)           (.46)           (.45)
                    In excess of realized gain on
                     investments--net .................         --              --              --            (.01)             --
                                                           -----------------------------------------------------------------------
                 Total dividends and distributions ....       (.48)           (.48)           (.47)           (.47)           (.45)
                                                           -----------------------------------------------------------------------
                 Net asset value, end of year .........    $ 10.15         $ 10.06         $ 10.20         $ 10.14         $  9.73
                                                           =======================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share ...       5.70%           3.35%           5.38%           9.16%           1.14%
                                                           =======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                 Expenses, net of reimbursement .......       1.28%           1.28%           1.29%           1.26%           1.20%
                                                           =======================================================================
                 Expenses .............................       1.28%           1.28%           1.29%           1.26%           1.20%
                                                           =======================================================================
                 Investment income--net ...............       4.64%           4.67%           4.65%           4.59%           4.66%
                                                           =======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of year (in thousands)    $41,705         $61,098         $73,034         $86,433         $100,059
                                                           =======================================================================
                 Portfolio turnover ...................      31.83%          45.50%          41.29%          81.27%          79.33%
                                                           =======================================================================

*     Total investment returns exclude the effect of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


18       MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2004

                                                                                          Class C
The following per share data and ratios have been derived  -----------------------------------------------------------------------
from information provided in the financial statements.                           For the Year Ended July 31,
                                                           -----------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                     2004            2003            2002            2001            2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of year ...    $ 10.04         $ 10.18         $ 10.13         $  9.71         $ 10.06
                                                           -----------------------------------------------------------------------
                 Investment income--net ...............        .47+            .47+            .46             .44             .44
                 Realized and unrealized gain (loss)
                  on investments--net .................        .10            (.14)            .05             .43            (.35)
                                                           -----------------------------------------------------------------------
                 Total from investment operations .....        .57             .33             .51             .87             .09
                                                           -----------------------------------------------------------------------
                 Less dividends and distributions:
                    Investment income--net ............       (.47)           (.47)           (.46)           (.44)           (.44)
                    In excess of realized gain on
                     investments--net .................         --              --              --            (.01)             --
                                                           -----------------------------------------------------------------------
                 Total dividends and distributions ....       (.47)           (.47)           (.46)           (.45)           (.44)
                                                           -----------------------------------------------------------------------
                 Net asset value, end of year .........    $ 10.14         $ 10.04         $ 10.18         $ 10.13         $  9.71
                                                           =======================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share ...       5.70%           3.24%           5.17%           9.17%           1.04%
                                                           =======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                 Expenses, net of reimbursement .......       1.38%           1.38%           1.39%           1.36%           1.30%
                                                           =======================================================================
                 Expenses .............................       1.38%           1.39%           1.39%           1.36%           1.30%
                                                           =======================================================================
                 Investment income--net ...............       4.54%           4.57%           4.56%           4.49%           4.57%
                                                           =======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of year (in thousands)    $13,381         $14,759         $10,489         $ 9,110         $ 8,497
                                                           =======================================================================
                 Portfolio turnover ...................      31.83%          45.50%          41.29%          81.27%          79.33%
                                                           =======================================================================

*     Total investment returns exclude the effect of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


         MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2004        19

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)

                                                                                          Class I
The following per share data and ratios have been derived  -----------------------------------------------------------------------
from information provided in the financial statements.                           For the Year Ended July 31,
                                                           -----------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                     2004            2003++          2002++          2001++          2000++
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of year ...    $ 10.06         $ 10.20         $ 10.14         $  9.73         $ 10.08
                                                           -----------------------------------------------------------------------
                 Investment income--net ...............        .53+            .53+            .52             .51             .50
                 Realized and unrealized gain (loss)
                  on investments--net .................        .09            (.14)            .06             .42            (.35)
                                                           -----------------------------------------------------------------------
                 Total from investment operations .....        .62             .39             .58             .93             .15
                                                           -----------------------------------------------------------------------
                 Less dividends and distributions:
                    Investment income--net ............       (.53)           (.53)           (.52)           (.51)           (.50)
                    In excess of realized gain on
                     investments--net .................         --              --              --            (.01)             --
                                                           -----------------------------------------------------------------------
                 Total dividends and distributions ....       (.53)           (.53)           (.52)           (.52)           (.50)
                                                           -----------------------------------------------------------------------
                 Net asset value, end of year .........    $ 10.15         $ 10.06         $ 10.20         $ 10.14         $  9.73
                                                           =======================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share ...       6.24%           3.87%           5.91%           9.71%           1.66%
                                                           =======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                 Expenses, net of reimbursement .......        .78%            .77%            .79%            .76%            .70%
                                                           =======================================================================
                 Expenses .............................        .78%            .78%            .79%            .76%            .70%
                                                           =======================================================================
                 Investment income--net ...............       5.15%           5.18%           5.16%           5.10%           5.17%
                                                           =======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of year (in thousands)    $19,681         $22,053         $25,886         $29,053         $30,242
                                                           =======================================================================
                 Portfolio turnover ...................      31.83%          45.50%          41.29%          81.27%          79.33%
                                                           =======================================================================

*     Total investment returns exclude the effect of sales charges.
+     Based on average shares outstanding.
++    Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

      See Notes to Financial Statements.


20       MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2004

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Florida Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


         MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2004        21

[LOGO] Merrill Lynch Investment Managers

(f) Expenses -- Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

(g) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,354,358 has been reclassified between paid in capital in excess of par and accumulated realized capital losses on investments and $466 has been reclassified between undistributed net investment income and accumulated realized capital losses on investments as a result of permanent differences attributable to the expiration of capital loss carryforwards and amortization methods for premiums and discounts on fixed income securities. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. For the year ended July 31, 2004, FAM reimbursed the Fund in the amount of $3,764.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                    Account         Distribution
                                                 Maintenance Fee         Fee
--------------------------------------------------------------------------------
Class A ................................             .10%                 --
Class B ................................             .25%                .25%
Class C ................................             .25%                .35%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 2004, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                    FAMD                  MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $ 3,755               $24,751
Class I ............................               $   602               $ 3,616
--------------------------------------------------------------------------------

For the year ended July 31, 2004, MLPF&S received contingent deferred sales charges of $98,562 and $4,388 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $717 relating to transactions subject to front-end sales charge waivers in Class A Shares.

In addition, MLPF&S received $7,189 in commissions on the execution of portfolio security transactions for the Fund for the year ended July 31, 2004.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended July 31, 2004, the Fund reimbursed FAM $3,006 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2004 were $45,096,316 and $67,331,283, respectively.


22       MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2004

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $(24,828,973) and $4,435,091 for the years ended July 31, 2004 and July 31, 2003, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2004                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           296,843       $  3,037,472
Automatic conversion of shares ...........           897,388          9,133,101
Shares issued to shareholders in
   reinvestment of dividends .............           122,927          1,256,246
                                                   ----------------------------
Total issued .............................         1,317,158         13,426,819
Shares redeemed ..........................        (1,379,798)       (14,069,718)
                                                   ----------------------------
Net decrease .............................           (62,640)      $   (642,899)
                                                   ============================

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2003                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         1,547,946       $ 15,889,188
Automatic conversion of shares ...........           821,171          8,470,978
Shares issued to shareholders in
   reinvestment of dividends .............           100,849          1,038,009
                                                   ----------------------------
Total issued .............................         2,469,966         25,398,175
Shares redeemed ..........................        (1,044,034)       (10,756,232)
                                                   ----------------------------
Net increase .............................         1,425,932       $ 14,641,943
                                                   ============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2004                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           309,980       $  3,168,039
Shares issued to shareholders in
   reinvestment of dividends .............            77,843            796,616
                                                   ----------------------------
Total issued .............................           387,823          3,964,655
Automatic conversion of shares ...........          (896,109)        (9,133,101)
Shares redeemed ..........................        (1,458,472)       (14,903,551)
                                                   ----------------------------
Net decrease .............................        (1,966,758)      $(20,071,997)
                                                   ============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2003                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           934,159       $  9,639,968
Shares issued to shareholders in
   reinvestment of dividends .............           112,118          1,154,469
                                                   ----------------------------
Total issued .............................         1,046,277         10,794,437
Automatic conversion of shares ...........          (819,750)        (8,470,978)
Shares redeemed ..........................        (1,311,339)       (13,502,533)
                                                   ----------------------------
Net decrease .............................        (1,084,812)      $(11,179,074)
                                                   ============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2004                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           249,163       $  2,566,138
Shares issued to shareholders in
   reinvestment of dividends .............            28,959            295,973
                                                   ----------------------------
Total issued .............................           278,122          2,862,111
Shares redeemed ..........................          (427,929)        (4,341,021)
                                                   ----------------------------
Net decrease .............................          (149,807)      $ (1,478,910)
                                                   ============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2003                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           632,468       $  6,510,644
Shares issued to shareholders in
   reinvestment of dividends .............            28,425            292,402
                                                   ----------------------------
Total issued .............................           660,893          6,803,046
Shares redeemed ..........................          (221,052)        (2,269,789)
                                                   ----------------------------
Net increase .............................           439,841       $  4,533,257
                                                   ============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended July 31, 2004                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           324,251       $  3,335,139
Shares issued to shareholders in
   reinvestment of dividends .............            44,636            456,863
                                                   ----------------------------
Total issued .............................           368,887          3,792,002
Shares redeemed ..........................          (623,105)        (6,427,169)
                                                   ----------------------------
Net decrease .............................          (254,218)      $ (2,635,167)
                                                   ============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended July 31, 2003                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           202,678       $  2,091,809
Shares issued to shareholders in
   reinvestment of dividends .............            58,654            604,123
                                                   ----------------------------
Total issued .............................           261,332          2,695,932
Shares redeemed ..........................          (606,376)        (6,256,967)
                                                   ----------------------------
Net decrease .............................          (345,044)      $ (3,561,035)
                                                   ============================

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the


         MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2004        23

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended July 31, 2004.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended July 31, 2004 and July 31, 2003 was as follows:

--------------------------------------------------------------------------------
                                                   7/31/2004           7/31/2003
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................          $7,153,768          $7,823,358
                                                  ------------------------------
Total distributions ....................          $7,153,768          $7,823,358
                                                  ==============================

As of July 31, 2004, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income--net ....................         $    87,356
Undistributed long-term capital gains--net ..............                  --
                                                                  -----------
Total undistributed earnings--net .......................              87,356
Capital loss carryforward ...............................          (5,250,187)*
Unrealized gains--net ...................................           2,713,342**
                                                                  -----------
Total accumulated losses--net ...........................         $(2,449,489)
                                                                  ===========

* On July 31, 2004, the Fund had a net capital loss carryforward of $5,250,187, of which $4,131,859 expires in 2008 and $1,118,328 expires in
      2009. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (the "Trust") as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 17, 2004


24       MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2004

Officers and Trustees (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President of the Merrill Lynch Investment Managers,   125 Funds       None
Glenn*      Princeton, NJ  and          present  L.P. ("MLIM")/Fund Asset Management, L.P.             160 Portfolios
            08543-9011     Trustee      and      ("FAM")--Advised Funds since 1999; Chairman
            Age: 63                     1992 to  (Americas Region) of MLIM from 2000 to 2002;
                                        present  Executive Vice President of MLIM and FAM (which
                                                 terms as used herein include their corporate
                                                 predecessors) from 1983 to 2002; President of
                                                 FAM Distributors, Inc. ("FAMD") from 1986 to 2002
                                                 and Director thereof from 1991 to 2002; Executive
                                                 Vice President and Director of Princeton Services,
                                                 Inc. ("Princeton Services") from 1993 to 2002;
                                                 President of Princeton Administrators, L.P. from
                                                 1989 to 2002; Director of Financial Data Services,
                                                 Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Trust based on his present and former positions with MLIM, FAM, FAMD, Princeton Services and Princeton
              Administrators, L.P. The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Trust President, Mr. Glenn serves at the pleasure of the Board of Trustees.

====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Trustee      1995 to  Director, The China Business Group, Inc. since        38 Funds        None
Bodurtha    Princeton, NJ               present  1996 and Executive Vice President thereof from        55 Portfolios
            08543-9095                           1996 to 2003; Chairman of the Board, Berkshire
            Age: 60                              Holding Corporation since 1980; Partner, Squire,
                                                 Sanders & Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills  P.O. Box 9095  Trustee      2002 to  Member of the Committee of Investment of              38 Funds        Kimco Realty
            Princeton, NJ               present  Employee Benefit Assets of the Association of         55 Portfolios   Corporation
            08543-9095                           Financial Professionals ("CIEBA") since 1986;
            Age: 69                              Member of CIEBA's Executive Committee since
                                                 1988 and its Chairman from 1991 to 1992;
                                                 Assistant Treasurer of International Business
                                                 Machines Corporation ("IBM") and Chief
                                                 Investment Officer of IBM Retirement Funds
                                                 from 1986 to 1993; Member of the Investment
                                                 Advisory Committee of the State of New York
                                                 Common Retirement Fund since 1989; Member
                                                 of the Investment Advisory Committee of the
                                                 Howard Hughes Medical Institute from 1997 to
                                                 2000; Director, Duke University Management
                                                 Company from 1992 to 2004, Vice Chairman
                                                 thereof from 1998 to 2004 and Director Emeritus
                                                 thereof since 2004; Director, LaSalle Street Fund
                                                 from 1995 to 2001; Director, Kimco Realty
                                                 Corporation since 1997; Member of the Investment
                                                 Advisory Committee of the Virginia Retirement
                                                 System since 1998 and Vice Chairman thereof since
                                                 2002; Director, Montpelier Foundation since 1998
                                                 and its Vice Chairman since 2000; Member of the
                                                 Investment Committee of the Woodberry Forest
                                                 School since 2000; Member of the Investment
                                                 Committee of the National Trust for Historic
                                                 Preservation since 2000.


         MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2004        25

[LOGO] Merrill Lynch Investment Managers

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Trustee      1987 to  John M. Olin Professor of Humanities, New York        38 Funds        None
London      Princeton, NJ               present  University since 1993 and Professor thereof since     55 Portfolios
            08543-9095                           1980; President, Hudson Institute since 1997
            Age: 65                              and Trustee thereof since 1980; Dean, Gallatin
                                                 Division of New York University from 1976 to 1993;
                                                 Distinguished Fellow, Herman Kahn Chair, Hudson
                                                 Institute from 1984 to 1985; Director, Damon Corp.
                                                 from 1991 to 1995; Overseer, Center for Naval
                                                 Analyses from 1983 to 1993; Director, Level Playing
                                                 Field (education) from 2000 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Andre F.    P.O. Box 9095  Trustee      1995 to  Harvard Business School: George Gund Professor        38 Funds        None
Perold      Princeton, NJ               present  of Finance and Banking since 2000; Senior             55 Portfolios
            08543-9095                           Associate Dean, Director of Faculty Recruiting
            Age: 52                              since 2001; Finance Area Chair from 1996 to
                                                 2001; Sylvan C. Coleman Professor of Financial
                                                 Management from 1993 to 2000; Director,
                                                 Genbel Securities Limited and Gensec Bank from
                                                 1999 to 2003; Director, Stockback, Inc. from 2000
                                                 to 2002; Director, Sanlam Limited from 2001 to
                                                 2003; Trustee, Commonfund from 1989 to 2001;
                                                 Director, Sanlam Investment Management from
                                                 1999 to 2001; Director, Bulldogresearch.com from
                                                 2000 to 2001; Director, Quantec Limited from 1991
                                                 to 1999; Director and Chairman of the Board of
                                                 UNX Inc. since 2003.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Trustee      2000 to  Shareholder of Modrall, Sperling, Roehl, Harris &     38 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar        55 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of
            Age: 61                              the Board of Governors thereof from 1994 to 1997;
                                                 Shareholder of Poole, Kelly & Ramo, Attorneys at
                                                 Law, P.C. from 1977 to 1993; Director, Coopers, Inc.
                                                 since 1999; Director of ECMC Group (service
                                                 provider to students, schools and lenders) since
                                                 2001; Director, United New Mexico Bank (now
                                                 Wells Fargo) from 1983 to 1988; Director, First
                                                 National Bank of New Mexico (now Wells Fargo)
                                                 from 1975 to 1976.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Trustee      2002 to  Principal of STI Management (investment adviser)      38 Funds        None
Salomon,    Princeton, NJ               present  since 1994; Chairman and CEO of Salomon               55 Portfolios
Jr.         08543-9095                           Brothers Asset Management from 1992 to 1995;
            Age: 67                              Chairman of Salomon Brothers equity mutual funds
                                                 from 1992 to 1995; regular columnist with Forbes
                                                 Magazine from 1992 to 2002; Director of Stock
                                                 Research and U.S. Equity Strategist at Salomon
                                                 Brothers from 1975 to 1991; Trustee, Commonfund
                                                 from 1980 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.  P.O. Box 9095  Trustee      2002 to  Chairman of Fernwood Advisors (investment             39 Funds        None
Swensrud    Princeton, NJ               present  adviser) since 1996; Principal, Fernwood Associates   56 Portfolios
            08543-9095                           (financial consultants) since 1975; Chairman of
            Age: 71                              R.P.P. Corporation (manufacturing) since 1978;
                                                 Director of International Mobile Communications,
                                                 Incorporated (telecommunications) since 1998.
            ------------------------------------------------------------------------------------------------------------------------
            * The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


26       MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2004

Officers and Trustees (unaudited) (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Trust Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999; Vice
            08543-9011     and          and      President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 44        Treasurer    1999 to
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior Vice  2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Jacob       Princeton, NJ  President    present  Management) of MLIM from 1997 to 2000.
            08543-9011
            Age: 53
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior Vice  2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Loffredo    Princeton, NJ  President    present  Management) of MLIM from 1998 to 2000.
            08543-9011
            Age: 40
------------------------------------------------------------------------------------------------------------------------------------
Robert D.   P.O. Box 9011  Vice         1998 to  Vice President of MLIM since 1998.
Sneeden     Princeton, NJ  President    present
            08543-9011
            Age: 51
------------------------------------------------------------------------------------------------------------------------------------
Phillip S.  P.O. Box 9011  Secretary    2003 to  First Vice President of MLIM since 2001; Director (Legal Advisory) of MLIM from
Gillespie   Princeton, NJ               present  2000 to 2001; Vice President of MLIM from 1999 to 2000 and Attorney associated with
            08543-9011                           MLIM since 1998.
            Age: 40
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Trust serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Trust's Officers and Trustees is available in the Trust's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


         MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND       JULY 31, 2004        27

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Florida Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

                                                                  #16031 -- 7/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Andre F. Perold, (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -             Fiscal Year Ending July 31, 2004 - $25,000
                                      Fiscal Year Ending July 31, 2003 - $26,000

         (b) Audit-Related Fees -     Fiscal Year Ending July 31, 2004 - $0
                                      Fiscal Year Ending July 31, 2003 - $0

         (c) Tax Fees -               Fiscal Year Ending July 31, 2004 - $5,610
                                      Fiscal Year Ending July 31, 2003 - $4,800

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -         Fiscal Year Ending July 31, 2004 - $0
                                      Fiscal Year Ending July 31, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending July 31, 2004 - $15,735,706
             Fiscal Year Ending July 31, 2003 - $18,108,889

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust


        By: /s/ Terry K. Glenn
            -----------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust

        Date: September 17, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            -----------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust

        Date: September 17, 2004


        By: /s/ Donald C. Burke
            -----------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust

        Date: September 17, 2004